FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):August 8, 2011

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in their charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Form 8-K relates to the announcement by Telephone and Data Systems, Inc. (“TDS”), of certain proposed amendments to the TDS certificate of incorporation and related matters.   A copy of TDS’ press release issued August 8, 2011 that describes the proposed amendments is attached as Exhibit 99.1 and incorporated by reference herein.   In addition, certain other solicitation material that describes the proposed amendments is attached hereto as Exhibits 99.2 and 99.3.

IMPORTANT INFORMATION: The foregoing information is not a solicitation of a proxy from any TDS shareholder.  This will be done only pursuant to a definitive proxy statement.  Additional information relating to the foregoing is included in TDS’ proxy materials that is being filed with the SEC and distributed to shareholders.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ SUCH MATERIALS IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders and other investors may access such materials without charge if and when they become available at the SEC’s web site (www.sec.gov) and on the TDS web site (www.teldta.com) in the Investor Relations section on the SEC filings page. In addition, shareholders may obtain free copies of the proxy materials if and when they become available by contacting TDS’ proxy solicitor, MacKenzie Partners at (800) 322-2885.

TDS and its executive officers and directors may be deemed to be participants in the solicitation of proxies from TDS shareholders on behalf of the TDS board of directors in connection with the foregoing.  Information concerning such participants and their respective direct or indirect interests in TDS by security holdings or otherwise will be included in TDS’ preliminary proxy statement to be filed on the date hereof and will also be included in the definitive proxy statement relating to the foregoing when it is available.

Item 9.01. Exhibits.

(d)           Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits included in this Form 8-K are identified on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date:	August 8, 2011

By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Controller

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description

99.1	Press Release dated August 8, 2011

99.2	Internal Communications to Employees dated August 8, 2011

99.3	Investor Presentation dated August 8, 2011

99.4	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement